                                                                  EXHIBIT 10.19


               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                               STANDARD SUBLEASE

     1. Parties. This Sublease, dated, for reference purposes only, December 22, 1998, is made by and between PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation ("Sublessor") and BEKINS MOVING AND STORAGE COMPANY, LLC, a Delaware LLC ("Sublessee").

     2. PREMISES. Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 5260 East La Palma Avenue, Anaheim, located in the County of Orange, State of California 92807 and generally described as (describe briefly the nature of the property) The Premises constitute approximately 69,064 square feet and are a portion of an industrial building having approximately 266,963 square feet as shown on Exhibit A ("Premises").

     3.   Term.

          3.1 Term. The term of this Sublease shall be for nine (9) years and two (2) months commencing on January 1, 1999, and ending on February 28,2008 unless sooner terminated pursuant to any provision hereof. Sublessor hereby represents and warrants to Sublessee that the term of the Master Lease (as hereinafter defined) expires on February 28, 2008.

          3.2 Delay In Commencement. Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date. If, despite said efforts, Sublessor is unable to deliver possession as agreed, on or prior to the commencement date of this Sublease set forth above or the date which is one (1) business day after Master Lessor executes this Sublease or other document evidencing its consent to this Sublease, whichever is later, Sublessee shall be entitled to receive two (2) days abatement of Rent for each day thereafter until Sublessor has delivered the Premises to Sublessee and if Sublessor fails to so deliver the Premises to Sublessee within fifteen (15) days following the commencement date of this Sublease set forth above or the date which is one (1) business day after Master Lessor executes this Sublease or other document evidencing its consent to this Sublease, whichever is later, Sublessee shall be entitled to terminate this Sublease upon written notice thereof to Sublessor at any time before the Premises have been so delivered to Sublessee. In addition, Sublessor shall be responsible for any holdover rent or additional moving expenses incurred by Sublessee as a result of Sublessor's failure to deliver the Premises on or prior to the commencement date of this Sublease set forth above or the date which is one (1) business day after Master Lessor executes this Sublease or other document evidencing its consent to this Sublease, whichever is later.

     4.   Rent.

          4.1 Base Rent. Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $ See Paragraph 16 in advance on the first
(1st) day of each month of the term hereof. Sublessee shall pay Sublessor upon the execution hereof ________________ as Base Rent for _________________________
_______________________________________________________________________________
_______________________________________________________________________________
Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

          4.2 Rent Defined. All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent"). Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

     5. Security Deposit. Sublessee shall deposit with Sublessor upon execution hereof $28,316.24 as security for Sublessee's faithful performance of Sublessee's obligations hereunder. The rights and obligations of Sublessor and Sublessee as to said Security Deposit shall be as set forth in Paragraph 5 of the Master Lease (as modified by Paragraph 7.3 of this Sublease).

     6.   Use.

          6.1 Agreed Use. The Premises shall be used and occupied only for general office and warehousing for moving and storage company, including, without limitation, distribution, receiving, storing, shipping, selling and auctioning products, materials and merchandise owned by Sublessee's customers who fail to pay storage fees to Sublessee and for such other lawful purposes as may be incidental thereto and for no other purpose.

          6.2 Compliance. Sublessor warrants that the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances ("Applicable Requirements") in effect on the commencement date. Said warranty does not apply to the use to which Sublessee will put the Premises or to any alterations or utility installations made or to be made by Sublessee. [intentionally omitted]

          6.3  Acceptance of Premises and Lessee. Sublessee acknowledges that:

               (a) it has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Sublessee's intended use.

               (b) except as otherwise provided in this Sublease, Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

               (c) neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

     In addition, Sublessor acknowledges that:

               (a) Broker has made no representations, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

               (b) it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

     7.   Master Lease

          7.1 Sublessor represents and warrants to Sublessee that Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a true and correct copy of which is attached hereto marked Exhibit 1, wherein The Realty Associates Fund IV, L.P., a Delaware limited partnership is the lessor, hereinafter the "Master Lessor".

          7.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease.

          7.3 The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

        7.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease arising after the commencement date of this Sublease with respect to the Premises except for the following paragraphs which are excluded therefrom; 1.6(a), 1.10(a), 15, 33, 49, 50, 51, 52, 53, 54, 55, 58
and 75; provided, paragraph 55.5 shall apply to this Sublease.

        7.5 The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations that sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

        7.6 Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

        7.7 Sublessor covenants and agrees to abide by all of the terms and conditions contained in, and perform all of the Lessee's obligations under, the Master Lease arising prior to the commencement date of this Sublease with respect to the entire premises described in the Master Lease, Sublessor and arising after the commencement date of this Sublease with respect to the portion of the Premises described in the Master Lease remaining after deducting the Premises therefrom, shall enforce on behalf of Sublessee, or permit Sublessee to enforce, as against Master Lessor, all obligations of Master Lessor under the Master Lease. Except as provided in this Sublease, Sublessor's liability under this Sublease shall not be limited by any limitations on Lessor's liability under the Master Lease. Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

        7.8 Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease and no events which, with the passage of time or giving of notice or both, would constitute a default under the Master Lease as of the commencement date of this Sublease.

    8.  Assignment of Sublease and Default.

        8.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

        8.2 Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease. However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease. Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations. Master Lessor agrees that notwithstanding any default by Sublessor under the Master Lease, as long as Sublessee complies with its obligations under this Sublease, Master Lessor shall not terminate this Sublease or cause it to be terminated, or interfere with Sublessee's use or enjoyment of the Premises.

        8.3 Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease and Sublessee may, but shall not be obligated to, fulfill any obligations of Sublessor under the Master Lease in order to cure such Default, in which event Sublessor shall pay on demand all costs and expenses incurred by Sublessee in connection therewith, failing which, Sublessee shall be entitled to offset such sums against the Rent next becoming due hereunder. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

        8.4 No changes or modifications shall be made to this Sublease without the consent of Master Lessor, which consent shall not be unreasonably withheld, conditioned or delayed.

    9.  Consent of Master Lessor.

        9.1 In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master
Lessor signs this Sublease or another document, in form acceptable to the Sublessee, thereby giving its consent to this Subletting. If the Master Lessor does not so execute this Sublease or such other document, Sublessor or Sublessee shall be entitled to terminate this Sublease at any time before such items are executed by Sublessor, in which event all prepaid Rent and the security deposits shall be refunded to Sublessee.

        9.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then neither this Sublease, nor the Master Lessor's consent, shall be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving their consent to this Sublease.

        9.3  In the event that Master Lessor does give such consent then:

             (a) Such consent shall not release Sublessor of its obligations or alter the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

             (b) The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

             (c) The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

             (d) In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor a remedies against any other person or entity liable thereon to Master Lessor.

             (e) Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or any one else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability; provided, that, notwithstanding the foregoing, Sublessee may assign this Sublease in connection with the sale of Sublessee's business at the Premises or in connection with any merger or consolidation involving Sublessee, and/or to any affiliate or subsidiary of Sublessee.

             (f) In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublease; provided, that the foregoing shall not affect or impair the agreement of Master Lessor as set forth in Paragraph 8.2 hereof.

        9.4 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

        9.5 Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

        9.6 In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.

     10. BROKERS FEE.

          10.1 Upon execution hereof by all parties, Sublessor shall pay to CB Richard Ellis/Jackson and Cooksey a licensed real estate broker, ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker, or in the event there is no such separate agreement, the sum of $____________ for brokerage services rendered by Broker to Sublessor in this transaction.

(C)1997 - AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION            FORM SBS-1-3/97

              10.5 Any transferee of Sublessor's interest in this Sublease, or of Master Lessor's interest in the Master Lease, by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor or Master Lessor under this Paragraph 10. Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

       11. ATTORNEY'S FEES. If any party or the Broker named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

       12. ADDITIONAL PROVISIONS. (If there are no additional provisions, draw a line from this point to the next printed word after the space left here. If there are additional provisions place the same here.) Attached hereto is an Addendum consisting of Paragraphs 13 through 25, and Exhibits A, B, and I, all of which constitute part of this Sublease.



--------------------------------------------------------------------------------
ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.     SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS
       SUBLEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO:
       THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.
--------------------------------------------------------------------------------

Executed at:  Anaheim, California                               PACIFIC SUNWEAR OF CALIFORNIA, INC.
            ----------------------------------------            ----------------------------------------
on:  December   , 1998                                          By   /s/ Carl Womack
   -------------------------------------------------              --------------------------------------
Address:  5200 E. La Palma, Anaheim, CA 92807                   By   CARL WOMACK SR VP & CFO
        --------------------------------------------              --------------------------------------
                                                                  "Sublessor" (Corporate Seal)


Executed at:  Carson, California                                BEKINS MOVING AND STORAGE COMPANY, LLC
            ----------------------------------------            ----------------------------------------
on:  December 22, 1998                                          By   /s/ [illegible]
   -------------------------------------------------              --------------------------------------
Address:  5260 E. La Palma, Anaheim, CA 92807                   By   CFO
        --------------------------------------------              --------------------------------------
                                                                  "Sublessee" (Corporate Seal)


Executed at:                                                    THE REALTY ASSOCIATES FUND IV, L.P.
            ----------------------------------------            ----------------------------------------
on:  December   , 1998                                          By
   -------------------------------------------------              --------------------------------------
Address:                                                        By
        --------------------------------------------              --------------------------------------
                                                                  "Master Lessor" (Corporate Seal)

ADDENDUM TO STANDARD SUBLEASE DATED NOVEMBER 9, 1998, BY AND BETWEEN PACIFIC SUNWEAR OF CALIFORNIA, INC. AS SUBLESSOR AND BEKINS MOVING AND STORAGE COMPANY, LLC AS SUBLESSEE FOR THE PREMISES LOCATED AT 5260 EAST LA PALMA AVENUE, ANAHEIM, CALIFORNIA 92807

13. For the purposes of this Sublease, whenever in the Master Lease the word "Premises" is used it shall be deemed to mean the Premises as defined herein.

14. Sublessee shall be entitled to use forty (40) unreserved vehicle parking spaces and zero (0) reserved vehicle parking spaces and Sublessee shall be entitled to store and park its tractor/trailer rigs in the area within the area cross-hatched on Exhibit A. Lessee shall also have exclusive use rights with respect to all dock loading positions in front of or adjacent to the Premises within the area cross-hatched on Exhibit A.

15. After this Sublease is fully executed, the security deposit is paid and certificates evidencing Sublessee's compliance with the insurance requirements hereunder are provided, Sublessee may occupy the Premises prior to the commencement date to construct Sublessee's improvements and install its Trade Fixtures without the obligation to pay Rent.

16. Base Rent (Paragraph 4.1 continued) Beginning on the commencement date, the Base Rent payable by Sublessee to Sublessor during the term of this Sublease shall be as follows:

                                              Per Mo. NNN
   Months               Per Sq Ft NNN        Based on Sq Ft
  -------               -------------        --------------
     1                      Free                   -0-
    2-30                    38 cent            $26,244.32
   31-60                    41 cent            $28,316.24
   61-90                    44 cent            $30,388.16
   91-exp. date             47 cent            $32,460.08

17. Sublessee's share of Common Area Operating Expenses shall be 25.8703% [intentionally omitted]

18. Sublessee accepts the Premises in "as is" condition, subject to Sublessor's obligations under Section 6.2 of this Sublease, completion of the improvements required to be constructed by Sublessor hereunder, and Sublessor's maintenance obligations hereunder. Sublessor shall construct a two hour rated demising wall in the warehouse portion of the Premises and fencing required to provide Sublessee with an exclusive yard in the back of the Premises for parking and storage of trailers. Sublessor shall deliver the Subleased Premises to Sublessee in a broom clean condition with all spider webs removed. All construction by Sublessor shall be performed in accordance applicable law and in a good and workmanlike manner. Sublessor shall complete such construction prior to the commencement date of this Sublease. If Sublessor fails to complete such improvements on or prior to February 1, 1999 or within ten (10) days after Master Lessor executed this Sublease or other document evidencing its consent to this Sublease, whichever is later, Sublessee shall receive two (2) days abatement of Rent for each day thereafter until the date such improvements have been completed. In addition, Sublessee may cause such improvements to be completed and Sublessor agrees to pay to Sublessee on demand all costs incurred by Sublessee in connection therewith, failing which Sublessee may offset such sums against the Rent becoming due under this Sublease.

19. Sublessor shall provide Sublessee with an allowance in an amount up to $60,000.00 for Sublessee's Alterations and Utility installations which are necessary for Sublessee's use and occupancy of the Premises, and consented to by Sublessor and Master Lessor, which consent shall not be unreasonably withheld, conditioned or delayed and may include, but not be limited to, modifications and expansion of the office areas, additional restrooms, lighting upgrade, installation of ten (10) additional loading dock bumpers, installation of a canopy over the loading dock area, removal of light fixtures (without the obligation to replace same) and sprinkler upgrade. Sublessor shall pay the allowance to Sublessee [intentionally omitted], after Sublessor's receipt of final lien waivers from all contractors, subcontractors and material suppliers providing services and/or materials for all of Sublessee's improvements in the Premises. In the event Sublessor or Master Lessor fail to approve Sublessee's plans and specifications for Sublessee's Alterations and Utility Installations for which consent is required within ten (10) days following the date of execution of this Sublease, Sublessee shall be entitled to terminate this Sublease by written notice thereof at any time before such plans and specifications have been approved in which event all prepaid Rent and the security deposit shall be refunded to Sublessee. In addition, Sublessor hereby approves the improvements which are described on Exhibit "B" attached hereto and made a part hereof and agrees that no further approvals shall be required from Sublessor in connection therewith. Notwithstanding any provision contained herein or in the Master Lease to the contrary, Sublessees shall have no obligation to remove Sublessee's Alterations and Utility Installations or any other alterations, improvements, additions and renovations installed within the Premises. The lien waivers described herein may be conditioned upon receipt of the payment described in the draw request, it being acknowledged and agreed that Sublessee intends to pay costs incurred by Sublessee in connection with such leasehold improvements from the proceeds of the $60,000 allowance as advanced to Sublessee. If Sublessor fails to pay such costs upon demand, and such failure continues incurred for fifteen (15) days following written notice from Sublessee, Sublessee shall be entitled to offset all costs incurred against the Rent becoming due under this Sublease.

        20. Sublessor is under no obligation to extend the term of the Master Lease. If Sublessor exercises an option to extend the term of the Master Lease under paragraph 54 of the Master Lease, Sublessor shall give to Sublessee a copy of the written extension notice given to Master Lessor. Sublessee shall have an option for thirty (30) days after being given a copy of such notice, to extend the term of this Sublease on the same terms and conditions as provided in this Sublease (except the monthly Base Rent shall be at the same rate per square foot as Sublessor pays to Master Lessor as determined under Paragraph 54 of the Master Lease) by giving notice to Sublessor of the exercise of Sublessee's option. Notwithstanding the foregoing, Master Lessor agrees that Sublessee shall be entitled to exercise Sublessor's right to extend the term of the Master Lease with respect to the Premises and enter into a lease directly with Master Lessor in the event Sublessor fails to exercise such option.

        21. Notwithstanding anything in this Sublease to the contrary, Sublessor shall have the option to terminate this Sublease (to enable Sublessor to expand into all or a part of the Premises) by giving Sublessee notice of Sublessor's exercise of the option contained herein ("the notice"). Sublessor may give the notice to Sublessee at any time after December 31, 2002. This Sublease shall terminate on the date which is twelve (12) months after Sublessor gives the notice to Sublessee.

        22. Subject to the execution of this Sublease by Master Lessor, Sublessor represents and warrants to Sublessee that it has full right and authority to enter into this Sublease.

        23. (Intentionally omitted]

        24. Master Lessor and Sublessor waive any and all statutory, constitutional and other liens or rights against the assets or property of Sublessee. Master Lessor and Sublessor agree to execute and deliver to Sublessee or Sublessee's lender such waivers and other agreements as Sublessee's lender may reasonably request to evidence such waiver.

        25. Notwithstanding any provision contained herein or in the Master Lease to the contrary, in the event that, at any time, Sublessor causes an interruption or suspension of utility services to the Premises, Sublessee shall be entitled to receive an abatement of Rent until such time as same has been corrected, and (a) if same continues for a period in excess of thirty (30) days following written notice from Sublessee to Sublessor, Sublessee shall be entitled to correct the same at Sublessor's expense and to deduct the cost thereof from the Rent next becoming due under this Sublease. In the event that utility services to the Premies are interrupted or suspended for any reason and is same continues for a period in excess of two hundred seventy (270) days, Sublessee shall be entitled to terminate this Sublease by written notice thereof to Sublessor at any time before same has been corrected.

        26. This Sublease may be executed in any number of counterparts, each of which will be deemed to be an original, and all of such counterparts will constitute on Sublease.

                                  EXHIBIT "A"

                     EXCLUSIVE YARD AREA FOR TRUCK TRAILERS




                                     [MAP]

                         OFFICE TENANT IMPROVEMENT FOR
                         5200 EAST LA PALMA, ANAHEIM CA



                          [FIRST FLOOR PLAN/DEMO PLAN]

                                  EXHIBIT "B"

                             LEASEHOLD IMPROVEMENTS


1) DEMO; concrete for man door & plumbing, sections of existing walls, saw cut & haul away, etc.

2)   NEW WALLS; hard lid, drywall work, patches, etc.

3) DOORS; (2) new interior door assemblies, match existing, (1) new exterior, 16-gauge door assembly with cylinder lock set.

4) MILL WORK; (1) transaction counter at dispatch & (6) Ln. Ft. of lower cabinets at break room.

5) PLUMBING; (1) new ADA compliant shower assembly, new water closet, lav & 30-gallon electric water heater, (1) new bar sink, no garbage disposal.

6) MECHANICAL; (1) new exhaust fan in restroom, reduct for new room From existing HVAC unit.

7) ELECTRICAL; (3) 1'x4' surface mount lights, (3) 2'x4' lights, (1) GFCI outlet, (4) duplex outlets, (1) dedicated outlet for coffee maker, (1) circuit for water heater, (2) sets light switches & rework after demo, removal of existing light fixtures.

8) FIRE PROTECTION; rework fire sprinklers, as needed, including calcs & permits.

9)   T-BAR; driver lounge & new hallway.

10)  FLOORING; sheet vinyl in restroom, VCT in lounge & hallway with 4" base.

11)  RESTROOM SPECIALTY; grab bars, mirrors, soap dispensers, etc.

12)  FRP in restroom, 48" Aff.

13)  Special pass-through locking panels at dispatch window.

14)  PAINT; restroom in enamel, other areas in flat latex, match existing.

15)  Concrete pour-back at plumbing, new landing & walkway to curb.

16) Reception station with 42" high transaction top, 30" high work surface, low wall to be drywall & steel studs.

17)  SCISSORS LIFT RENTAL; (2) weeks.

18) Build new heavy duty steel ramp for grade level truck access & fill in dock leveler pit.

19)  Build new steel ramp for fork lift access only.

20) Cut in new 10' x 10' roll-up door, including, demo, steel reinforcing, new door, etc.

21)  Additional concrete approach curb & asphalt patch

22)  10 additional loading dock bumpers

23)  Installation of a canopy over the loading dock area